JOINT FILER INFORMATION



1. Name: Emigrant Savings Bank

         Designated Filer: Emigrant Capital Corporation

         Issuer and Ticker Symbol:                Fun City Popcorn, Inc. - FNCY

         Date of Event Requiring Statement:       December 29, 2004

         Signature:                               Emigrant Savings Bank

                                                  By: /s/ Daniel C. Hickey
                                                      -----------------------
                                                        Daniel C. Hickey
                                                        Senior Vice President


2. Name: Emigrant Bancorp, Inc.

         Designated Filer: Emigrant Capital Corporation

         Issuer and Ticker Symbol:                Fun City Popcorn, Inc. - FNCY

         Date of Event Requiring Statement:       December 29, 2004

         Signature:                               Emigrant Bancorp, Inc.

                                                  By: /s/ Daniel C. Hickey
                                                      -----------------------
                                                        Daniel C. Hickey
                                                        Senior Vice President

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3. Name: New York Private Bank & Trust Corporation

         Designated Filer: Emigrant Capital Corporation

         Issuer and Ticker Symbol:                 Fun City Popcorn, Inc. - FNCY

         Date of Event Requiring Statement:        December 29, 2004

         Signature:                                New York Private Bank & Trust
                                                   Corporation.

                                                   By: /s/ Howard P. Milstein
                                                       -----------------------
                                                         Howard P. Milstein
                                                         President and Chief
                                                         Executive Officer


4. Name: Paul Milstein Revocable 1998 Trust

         Designated Filer: Emigrant Capital Corporation

         Issuer and Ticker Symbol:                 Fun City Popcorn, Inc. - FNCY

         Date of Event Requiring Statement:        December 29, 2004

         Signature:                                New York Private Bank & Trust
                                                   Corporation.

                                                   By: /s/ Howard P. Milstein
                                                       -----------------------
                                                         Howard P. Milstein,
                                                         Trustee